SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                  June 19, 2001
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                       (Date of earliest event reported)


                            Commonwealth Bancorp, Inc.
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           (Exact name of registrant as specified in its charter)


   Pennsylvania                      0-27942                   23-2828883
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



2 West Lafayette Street, Norristown, Pennsylvania                  19401
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(Address of principal executive offices)                        (Zip Code)


                                (610) 251-1600
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            (Registrant's telephone number, including area code)


                                Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)




Item 5.  OTHER EVENTS

    On June 19, 2001, Commonwealth Bancorp, Inc. announced that its Board of Directors has declared a cash dividend of $0.14 per share of common stock. The dividend is payable on July 13, 2001, to shareholders of record at the close of business on June 29, 2001. For additional information, reference is made to the Press Release, dated June 19, 2001, which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements.

         Not Applicable.

    (b)  Pro Forma Financial Information.

         Not Applicable.

    (c)  Exhibits:

         99        Press Release dated June 19, 2001





















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                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       COMMONWEALTH BANCORP, INC.


Date: June 19,  2001                   By:  /s/ Charles M. Johnston
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                                            Charles M. Johnston
                                            Chief Financial Officer


























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